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RENEWAL

         That certain Executive Severance Agreement dated as of June 28, 1996 by and between Option Care, Inc., a Delaware corporation and Erick E. Hanson (the "Severance Agreement") is hereby renewed for a period of one (1) year, and
Section 8.1 of the Severance Agreement is hereby amended to evidence that the Severance Agreement shall continue in full force and effect to and including July 1, 1998.

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Renewal as of May 2, 1997.


                                                     OPTION CARE, INC.

                                                     By:
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                                                     Its:
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